UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2011

RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code               (248) 350-9900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition.

On April 26, 2011, Ramco-Gershenson Properties Trust (the “Company”) announced its financial results for the three months ended March 31, 2011.  A copy of the Company’s April 26, 2011 press release is furnished as Exhibit 99.1 to this report on Form 8-K.  A copy of the Company’s Quarterly Financial and Operating Supplement Package is furnished as Exhibit 99.2 to this report on Form 8-K.  The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2 shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed or to be filed by the Company under the Securities Act of 1933, as amended.

Item 7.01           Regulation FD Disclosure.

On April 26, 2011, the Company announced its financial results for the three months ended March 31, 2011.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this report on Form 8-K.  A copy of the Company’s Quarterly Financial and Operating Supplement Package is furnished as Exhibit 99.2 to report on form 8-K.  The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2 shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed or to be filed by the Company under the Securities Act of 1933, as amended.

Item 9.01(c)      Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(c)	Exhibits

99.1	Press release of Ramco-Gershenson Properties Trust dated April 26, 2011.

99.2	Quarterly Financial and Operating Supplement Package of Ramco-Gershenson Properties Trust for the three months ended March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date: April 26, 2011	By:	/s/ Gregory R. Andrews

Gregory R. Andrews
Chief Financial Officer and Secretary

Exhibit No.	Description

99.1	Press release of Ramco-Gershenson Properties Trust dated April 26, 2011.

99.2	Quarterly Financial and Operating Supplement Package of Ramco-Gershenson Properties Trust for the three months ended March 31, 2011.